Exhibit 4.1


                              Consulting Agreements


                                         Number of Shares/Options
                                         ------------------------

         4.1 (a)                                 100,000

         4.1 (b)                                 100,000

         4.1 (c)                                  50,000

         4.1 (d)                                  25,000

         4.1 (e)                                  10,000

                                                                 Exhibit 4.1 (a)


                              CONSULTING AGREEMENT


         This Consulting Agreement (the "Consulting Agreement") made as of January 25, 2002, by and between Stephen J. Fryer, 2201 Alta Vista, Newport Beach, CA 92660, ("Consultant") and ZAP with offices at 117 Morris Street, Sebastopol, CA 95472 (the "Company").

                                   WITNESSETH

         WHEREAS, the Company requires and will continue to require consulting services relating to management, strategic planning and marketing in connection with its business; and

         WHEREAS, Consultant can provide the Company with strategic planning and marketing consulting services and is desirous of performing such services for the Company; and

         WHEREAS, the Company wishes to induce Consultant to provide these consulting services to the Company,

         NOW, THEREFORE, in consideration of the mutual covenants hereinafter stated, it is agreed as follows:

         1.       APPOINTMENT.
                  -----------

         The Company hereby engages Consultant and Consultant agrees to render services to the Company as a consultant upon the terms and conditions hereinafter set forth.

         2.       TERM.
                  ----

         The term of this Consulting Agreement began as of the date of this Agreement, and shall terminate on January 25, 2003, unless earlier terminated in accordance with paragraph 7 herein or extended as agreed to between the parties.

         3.       SERVICES.
                  --------

         During the term of this Agreement, Consultant shall provide advice to, undertake for and consult with the Company concerning management, marketing, consulting, strategic planning, corporate organization and structure, financial matters in connection with the operation of the businesses of the Company, expansion of services, acquisitions and business opportunities, and shall review and advise the Company regarding its overall progress, needs and condition. Consultant agrees to provide on a timely basis the following enumerated services plus any additional services contemplated thereby:

                  (a) The implementation of short-range and long-term strategic planning to fully develop and enhance the Company's assets, resources, products and services;

                  (b) The implementation of a domestic marketing program to enable the Company to broaden the markets for its services and promote the image of the Company and its products and services;

                  (c) Advise the Company relative to the recruitment and employment of key executives consistent with the expansion of operations of the Company;

                  (d) The identification, evaluation, structuring, negotiating and closing of joint ventures, strategic alliances, business acquisitions and advice with regard to the ongoing managing and operating of such acquisitions upon consummation thereof; and

                  (e) Advice and recommendations regarding corporate financing including the structure, terms and content of bank loans, institutional loans, private debt funding, mezzanine financing, blind pool financing and other preferred and common stock equity private or public financing.

         4.       DUTIES OF THE COMPANY.
                  ---------------------

         The Company shall provide Consultant, on a regular and timely basis, with all approved data and information about it, its subsidiaries, its management, its products and services and its operations as shall be reasonably requested by Consultant, and shall advise Consultant of any facts which would affect the accuracy of any data and information previously supplied pursuant to this paragraph. The Company shall promptly supply Consultant with full and complete copies of all financial reports, all fillings with all federal and state securities agencies; with full and complete copies of all stockholder reports; with all data and information supplied by any financial analyst, and with all brochures or other sales materials relating to its products or services.

         5.       COMPENSATION.
                  ------------

         The Company will immediately grant Consultant the options to purchase 100,000 shares of the Company's Common Stock with an exercise price at $0.20 per share, which option shall expire on January 25, 2003 at 5:00 P.M. P.S.T. The number of shares herein are subject to the anti-dilution provisions of the corresponding option which is being issued in conjunction with this Agreement. Consultant in providing the foregoing services shall be reimbursed for any pre-approved out-of-pocket costs, including, without limitation, travel, lodging, telephone, postage and Federal Express charges.

         6.       REPRESENTATION AND INDEMNIFICATION.
                  ----------------------------------

         The Company shall be deemed to have been made a continuing representation of the accuracy of any and all facts, material information and data which it supplies to Consultant and acknowledges its awareness that Consultant will rely on such continuing representation in disseminating such information and otherwise performing its advisory functions. Consultant in the absence of notice in writing from the Company will rely on the continuing accuracy of material, information and data supplied by the Company. Consultant represents that he has knowledge of and is experienced in providing the aforementioned services.

         7.       MISCELLANEOUS.
                  -------------

         Termination: This Agreement may be terminated by either Party upon written notice to the other Party for any reason which shall be effective five
(5)  business  days  from  the  date of such  notice.  This  Agreement  shall be
terminated   immediately  upon  written  notice  for  material  breach  of  this
Agreement.

         Modification:   This   Consulting   Agreement  sets  forth  the  entire
understanding of the Parties with respect to the subject matter hereof. This Consulting Agreement may be amended only in writing signed by both Parties.

         Notices: Any notice required or permitted to be given hereunder shall be in writing and shall be mailed or otherwise delivered in person or by facsimile transmission at the address of such Party set forth above or to such other address or facsimile telephone number, as the Party shall have furnished in writing to the other Party.

         Waiver: Any waiver by either Party of a breach of any provision of this Consulting Agreement shall not operate as or be construed to be a waiver of any other breach of that provision or of any breach of any other provision of this Consulting Agreement. The failure of a Party to insist upon strict adherence to any term of this Consulting Agreement on one or more occasions will not be considered a waiver or deprive that Party of the right thereafter to insist upon adherence to that term of any other term of this Consulting Agreement.

         Assignment: The options under this Agreement are assignable at the discretion of the Consultant.

         Severability: If any provision of this Consulting Agreement is invalid, illegal, or unenforceable, the balance of this Consulting Agreement shall remain in effect, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances.

         Disagreements: Any dispute or other disagreement arising from or out of this Consulting Agreement shall be submitted to arbitration under the rules of the American Arbitration Association and the decision of the arbiter(s) shall be enforceable in any court having jurisdiction thereof. Arbitration shall occur only in Orange County, CA. The interpretation and the enforcement of this Agreement shall be governed by California Law as applied to residents of the State of California relating to contracts executed in and to be performed solely within the State of California. In the event any dispute is arbitrated, the prevailing Party (as determined by the arbiter(s)) shall be entitled to recover that Party's reasonable attorney's fees incurred (as determined by the arbiter(s)).

         IN WITNESS WHEREOF, this Consulting Agreement has been executed by the Parties as of the date first above written.

ZAP                                        CONSULTANT


/s/ Gary Starr                             /s/ Stephen J. Fryer
- -------------------------                  --------------------
    Gary Starr, CEO                            Stephen J. Fryer

                                                                 Exhibit 4.1 (b)


                              CONSULTING AGREEMENT


         This Consulting Agreement (the "Consulting Agreement") made as of January 25, 2002, by and between Jay Chung, 2791 W. MacArthur Blvd., # 168, Santa Ana, CA 92704, ("Consultant") and ZAP with offices at 117 Morris Street, Sebastopol, CA 95472 (the "Company").

                                   WITNESSETH

         WHEREAS, the Company requires and will continue to require consulting services relating to management, strategic planning and marketing in connection with its business; and

         WHEREAS, Consultant can provide the Company with strategic planning and marketing consulting services and is desirous of performing such services for the Company; and

         WHEREAS, the Company wishes to induce Consultant to provide these consulting services to the Company,

         NOW, THEREFORE, in consideration of the mutual covenants hereinafter stated, it is agreed as follows:

         1.       APPOINTMENT.
                  -----------

         The Company hereby engages Consultant and Consultant agrees to render services to the Company as a consultant upon the terms and conditions hereinafter set forth.

         2.       TERM.
                  ----

         The term of this Consulting Agreement began as of the date of this Agreement, and shall terminate on January 25, 2003, unless earlier terminated in accordance with paragraph 7 herein or extended as agreed to between the parties.

         3.       SERVICES.
                  --------

         During the term of this Agreement, Consultant shall provide advice to, undertake for and consult with the Company concerning management, marketing, consulting, strategic planning, corporate organization and structure, financial matters in connection with the operation of the businesses of the Company, expansion of services, acquisitions and business opportunities, and shall review and advise the Company regarding its overall progress, needs and condition. Consultant agrees to provide on a timely basis the following enumerated services plus any additional services contemplated thereby:

                  (a) The implementation of short-range and long-term strategic planning to fully develop and enhance the Company's assets, resources, products and services;

                  (b) The implementation of a domestic marketing program to enable the Company to broaden the markets for its services and promote the image of the Company and its products and services;

                  (c) Advise the Company relative to the recruitment and employment of key executives consistent with the expansion of operations of the Company;

                  (d) The identification, evaluation, structuring, negotiating and closing of joint ventures, strategic alliances, business acquisitions and advice with regard to the ongoing managing and operating of such acquisitions upon consummation thereof; and

                  (e) Advice and recommendations regarding corporate financing including the structure, terms and content of bank loans, institutional loans, private debt funding, mezzanine financing, blind pool financing and other preferred and common stock equity private or public financing.

         4.       DUTIES OF THE COMPANY.
                  ---------------------

         The Company shall provide Consultant, on a regular and timely basis, with all approved data and information about it, its subsidiaries, its management, its products and services and its operations as shall be reasonably requested by Consultant, and shall advise Consultant of any facts which would affect the accuracy of any data and information previously supplied pursuant to this paragraph. The Company shall promptly supply Consultant with full and complete copies of all financial reports, all fillings with all federal and state securities agencies; with full and complete copies of all stockholder reports; with all data and information supplied by any financial analyst, and with all brochures or other sales materials relating to its products or services.

         5.       COMPENSATION.
                  ------------

         The Company will immediately grant Consultant the options to purchase 100,000 shares of the Company's Common Stock with an exercise price at $0.20 per share, which option shall expire on January 25, 2003 at 5:00 P.M. P.S.T. The number of shares herein are subject to the anti-dilution provisions of the corresponding option which is being issued in conjunction with this Agreement. Consultant in providing the foregoing services shall be reimbursed for any pre-approved out-of-pocket costs, including, without limitation, travel, lodging, telephone, postage and Federal Express charges.

         6.       REPRESENTATION AND INDEMNIFICATION.
                  ----------------------------------

         The Company shall be deemed to have been made a continuing representation of the accuracy of any and all facts, material information and data which it supplies to Consultant and acknowledges its awareness that Consultant will rely on such continuing representation in disseminating such information and otherwise performing its advisory functions. Consultant in the absence of notice in writing from the Company will rely on the continuing accuracy of material, information and data supplied by the Company. Consultant represents that he has knowledge of and is experienced in providing the aforementioned services.

         7.       MISCELLANEOUS.
                  -------------

         Termination: This Agreement may be terminated by either Party upon written notice to the other Party for any reason which shall be effective five
(5)  business  days  from  the  date of such  notice.  This  Agreement  shall be
terminated   immediately  upon  written  notice  for  material  breach  of  this
Agreement.

         Modification:   This   Consulting   Agreement  sets  forth  the  entire
understanding of the Parties with respect to the subject matter hereof. This Consulting Agreement may be amended only in writing signed by both Parties.

         Notices: Any notice required or permitted to be given hereunder shall be in writing and shall be mailed or otherwise delivered in person or by facsimile transmission at the address of such Party set forth above or to such other address or facsimile telephone number, as the Party shall have furnished in writing to the other Party.

         Waiver: Any waiver by either Party of a breach of any provision of this Consulting Agreement shall not operate as or be construed to be a waiver of any other breach of that provision or of any breach of any other provision of this Consulting Agreement. The failure of a Party to insist upon strict adherence to any term of this Consulting Agreement on one or more occasions will not be considered a waiver or deprive that Party of the right thereafter to insist upon adherence to that term of any other term of this Consulting Agreement.

         Assignment: The options under this Agreement are assignable at the discretion of the Consultant.

         Severability: If any provision of this Consulting Agreement is invalid, illegal, or unenforceable, the balance of this Consulting Agreement shall remain in effect, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances.

         Disagreements: Any dispute or other disagreement arising from or out of this Consulting Agreement shall be submitted to arbitration under the rules of the American Arbitration Association and the decision of the arbiter(s) shall be enforceable in any court having jurisdiction thereof. Arbitration shall occur only in Orange County, CA. The interpretation and the enforcement of this Agreement shall be governed by California Law as applied to residents of the State of California relating to contracts executed in and to be performed solely within the State of California. In the event any dispute is arbitrated, the prevailing Party (as determined by the arbiter(s)) shall be entitled to recover that Party's reasonable attorney's fees incurred (as determined by the arbiter(s)).

         IN WITNESS WHEREOF, this Consulting Agreement has been executed by the Parties as of the date first above written.

ZAP                                          CONSULTANT



/s/ Gary Starr                               /s/ Jay Chung
- --------------------------                   ----------------------
    Gary Starr, CEO                              Jay Chung

                                                                 Exhibit 4.1 (c)


                              CONSULTING AGREEMENT

         This Consulting Agreement (the "Consulting Agreement") made as of January 25, 2002 by and between Rebecca Wilson, 2781 W. MacArthur Blvd., Santa Ana, CA 92704, ("Consultant") and ZAP with offices at 117 Morris Street, Sebastopol, CA 95472 (the "Company").

                                   WITNESSETH

         WHEREAS, the Company requires and will continue to require consulting services relating to management, strategic planning and marketing in connection with its business; and

         WHEREAS, Consultant can provide the Company with strategic planning and marketing consulting services and is desirous of performing such services for the Company; and

         WHEREAS, the Company wishes to induce Consultant to provide these consulting services to the Company,

         NOW, THEREFORE, in consideration of the mutual covenants hereinafter stated, it is agreed as follows:

         1.       APPOINTMENT.
                  -----------

         The Company hereby engages Consultant and Consultant agrees to render services to the Company as a consultant upon the terms and conditions hereinafter set forth.

         2.       TERM.
                  ----

         The term of this Consulting Agreement began as of the date of this Agreement, and shall terminate on January 25, 2003, unless earlier terminated in accordance with paragraph 7 herein or extended as agreed to between the parties.

         3.       SERVICES.
                  --------

         During the term of this Agreement, Consultant shall provide advice to, undertake for and consult with the Company concerning management, marketing, consulting, strategic planning, corporate organization and structure, financial matters in connection with the operation of the businesses of the Company, expansion of services, acquisitions and business opportunities, and shall review and advise the Company regarding its overall progress, needs and condition. Consultant agrees to provide on a timely basis the following enumerated services plus any additional services contemplated thereby:

                  (a) The implementation of short-range and long-term strategic planning to fully develop and enhance the Company's assets, resources, products and services;

                  (b) The implementation of a domestic marketing program to enable the Company to broaden the markets for its services and promote the image of the Company and its products and services;

                  (c) Advise the Company relative to the recruitment and employment of key executives consistent with the expansion of operations of the Company;

                  (d) The identification, evaluation, structuring, negotiating and closing of joint ventures, strategic alliances, business acquisitions and advice with regard to the ongoing managing and operating of such acquisitions upon consummation thereof; and

                  (e) Advice and recommendations regarding corporate financing including the structure, terms and content of bank loans, institutional loans, private debt funding, mezzanine financing, blind pool financing and other preferred and common stock equity private or public financing.

         4.       DUTIES OF THE COMPANY.
                  ---------------------

         The Company shall provide Consultant, on a regular and timely basis, with all approved data and information about it, its subsidiaries, its management, its products and services and its operations as shall be reasonably requested by Consultant, and shall advise Consultant of any facts which would affect the accuracy of any data and information previously supplied pursuant to this paragraph. The Company shall promptly supply Consultant with full and complete copies of all financial reports, all fillings with all federal and state securities agencies; with full and complete copies of all stockholder reports; with all data and information supplied by any financial analyst, and with all brochures or other sales materials relating to its products or services.

         5.       COMPENSATION.
                  ------------

         The Company will immediately grant Consultant the options to purchase 50,000 shares of the Company's Common Stock with an exercise price at $0.20 per share, which option shall expire on January , 2003 at 5:00 P.M. P.S.T. The number of shares herein are subject to the anti-dilution provisions of the corresponding option which is being issued in conjunction with this Agreement. Consultant in providing the foregoing services shall be reimbursed for any pre-approved out-of-pocket costs, including, without limitation, travel, lodging, telephone, postage and Federal Express charges.

         6.       REPRESENTATION AND INDEMNIFICATION.
                  ----------------------------------

         The Company shall be deemed to have been made a continuing representation of the accuracy of any and all facts, material information and data which it supplies to Consultant and acknowledges its awareness that Consultant will rely on such continuing representation in disseminating such information and otherwise performing its advisory functions. Consultant in the absence of notice in writing from the Company will rely on the continuing accuracy of material, information and data supplied by the Company. Consultant represents that he has knowledge of and is experienced in providing the aforementioned services.

         7.       MISCELLANEOUS.
                  -------------

         Termination: This Agreement may be terminated by either Party upon written notice to the other Party for any reason which shall be effective five
(5)  business  days  from  the  date of such  notice.  This  Agreement  shall be
terminated   immediately  upon  written  notice  for  material  breach  of  this
Agreement.

         Modification:   This   Consulting   Agreement  sets  forth  the  entire
understanding of the Parties with respect to the subject matter hereof. This Consulting Agreement may be amended only in writing signed by both Parties.

         Notices: Any notice required or permitted to be given hereunder shall be in writing and shall be mailed or otherwise delivered in person or by facsimile transmission at the address of such Party set forth above or to such other address or facsimile telephone number, as the Party shall have furnished in writing to the other Party.

         Waiver: Any waiver by either Party of a breach of any provision of this Consulting Agreement shall not operate as or be construed to be a waiver of any other breach of that provision or of any breach of any other provision of this Consulting Agreement. The failure of a Party to insist upon strict adherence to any term of this Consulting Agreement on one or more occasions will not be considered a waiver or deprive that Party of the right thereafter to insist upon adherence to that term of any other term of this Consulting Agreement.

         Assignment: The options under this Agreement are assignable at the discretion of the Consultant.

         Severability: If any provision of this Consulting Agreement is invalid, illegal, or unenforceable, the balance of this Consulting Agreement shall remain in effect, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances.

         Disagreements: Any dispute or other disagreement arising from or out of this Consulting Agreement shall be submitted to arbitration under the rules of the American Arbitration Association and the decision of the arbiter(s) shall be enforceable in any court having jurisdiction thereof. Arbitration shall occur only in Orange County, CA. The interpretation and the enforcement of this Agreement shall be governed by California Law as applied to residents of the State of California relating to contracts executed in and to be performed solely within the State of California. In the event any dispute is arbitrated, the prevailing Party (as determined by the arbiter(s)) shall be entitled to recover that Party's reasonable attorney's fees incurred (as determined by the arbiter(s)).

         IN WITNESS WHEREOF, this Consulting Agreement has been executed by the Parties as of the date first above written.

ZAP                                         CONSULTANT


/s/ Gary Starr                              /s/ Rebecca Wilson
- -------------------------                   --------------------------
    Gary Starr, CEO                             Rebecca Wilson

                                                                 Exhibit 4.1 (d)


                              CONSULTING AGREEMENT


         This Consulting Agreement (the "Consulting Agreement") made as of January 25, 2002, by and between Marmar Salimian, 25432 Cadillac Drive, Laguna Hills, CA 92653, ("Consultant") and ZAP with offices at 117 Morris Street, Sebastopol, CA 95472 (the "Company").

                                   WITNESSETH

         WHEREAS, the Company requires and will continue to require consulting services relating to management, strategic planning and marketing in connection with its business; and

         WHEREAS, Consultant can provide the Company with strategic planning and marketing consulting services and is desirous of performing such services for the Company; and

         WHEREAS, the Company wishes to induce Consultant to provide these consulting services to the Company,

         NOW, THEREFORE, in consideration of the mutual covenants hereinafter stated, it is agreed as follows:

         1.       APPOINTMENT.
                  -----------

         The Company hereby engages Consultant and Consultant agrees to render services to the Company as a consultant upon the terms and conditions hereinafter set forth.

         2.       TERM.
                  ----

         The term of this Consulting Agreement began as of the date of this Agreement, and shall terminate on January 25, 2003, unless earlier terminated in accordance with paragraph 7 herein or extended as agreed to between the parties.

         3.       SERVICES.
                  --------

         During the term of this Agreement, Consultant shall provide advice to, undertake for and consult with the Company concerning management, contracts, consulting, strategic planning, corporate organization and structure, financial matters in connection with the operation of the businesses of the Company, expansion of services, acquisitions and business opportunities, and shall review and advise the Company regarding its overall progress, needs and condition. Consultant agrees to provide on a timely basis the following enumerated services plus any additional services contemplated thereby:

                  (a) The implementation of short-range and long-term strategic planning to fully develop and enhance the Company's assets, resources, products and services;

                  (b) The implementation of a marketing program to enable the Company to broaden the markets for its services and promote the image of the Company and its products and services;

                   (c) The identification,  evaluation, structuring, negotiating and closing of joint ventures, strategic alliances, business acquisitions and advice with regard to the ongoing managing and operating of such acquisitions upon consummation thereof.

                  (d) Advice and recommendations regarding corporate financing including the structure, terms and content of bank loans, institutional loans, private debt funding, mezzanine financing, blind pool financing and other preferred and common stock private or public financing

         4.       DUTIES OF THE COMPANY.
                  ---------------------

         The Company shall provide Consultant, on a regular and timely basis, with all approved data and information about it, its subsidiaries, its management, its products and services and its operations as shall be reasonably requested by Consultant, and shall advise Consultant of any facts which would affect the accuracy of any data and information previously supplied pursuant to this paragraph. The Company shall promptly supply Consultant with full and complete copies of all financial reports, all fillings with all federal and state securities agencies; with full and complete copies of all stockholder reports; with all data and information supplied by any financial analyst, and with all brochures or other sales materials relating to its products or services.

         5.       COMPENSATION.
                  ------------

         The Company will immediately grant Consultant the option to purchase 25,000 shares of the Company's Common Stock with the exercise price at $0.20 per share, which option shall expire on January 25, 2003 at 5:00 P.M. P.S.T. The number of shares herein are subject to the anti-dilution provisions of the corresponding option which is being issued in conjunction with this Agreement. Consultant in providing the foregoing services, shall be reimbursed for any pre-approved out-of-pocket costs, including, without limitation, travel, lodging, telephone, postage and Federal Express charges.

         6.       REPRESENTATION AND INDEMNIFICATION.
                  ----------------------------------

         The Company shall be deemed to have been made a continuing representation of the accuracy of any and all facts, material information and data which it supplies to Consultant and acknowledges its awareness that Consultant will rely on such continuing representation in disseminating such information and otherwise performing its advisory functions. Consultant in the absence of notice in writing from the Company, will rely on the continuing accuracy of material, information and data supplied by the Company. Consultant represents that he has knowledge of and is experienced in providing the aforementioned services.

         7.       MISCELLANEOUS.
                  -------------

         Termination: This Agreement may be terminated by either Party upon written notice to the other Party for any reason which shall be effective five
(5)  business  days  from  the  date of such  notice.  This  Agreement  shall be
terminated   immediately  upon  written  notice  for  material  breach  of  this
Agreement.

         Modification:   This   Consulting   Agreement  sets  forth  the  entire
understanding of the Parties with respect to the subject matter hereof. This Consulting Agreement may be amended only in writing signed by both Parties.

         Notices: Any notice required or permitted to be given hereunder shall be in writing and shall be mailed or otherwise delivered in person or by facsimile transmission at the address of such Party set forth above or to such other address or facsimile telephone number as the Party shall have furnished in writing to the other Party.

         Waiver: Any waiver by either Party of a breach of any provision of this Consulting Agreement shall not operate as or be construed to be a waiver of any other breach of that provision or of any breach of any other provision of this Consulting Agreement. The failure of a Party to insist upon strict adherence to any term of this Consulting Agreement on one or more occasions will not be considered a waiver or deprive that Party of the right thereafter to insist upon adherence to that term of any other term of this Consulting Agreement.

         Assignment: The Options under this Agreement are assignable at the discretion of the Consultant.

         Severability: If any provision of this Consulting Agreement is invalid, illegal, or unenforceable, the balance of this Consulting Agreement shall remain in effect, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances.

         Disagreements: Any dispute or other disagreement arising from or out of this Consulting Agreement shall be submitted to arbitration under the rules of the American Arbitration Association and the decision of the arbiter(s) shall be enforceable in any court having jurisdiction thereof. Arbitration shall occur only in Orange County, CA. The interpretation and the enforcement of this Agreement shall be governed by California Law as applied to residents of the State of California relating to contracts executed in and to be performed solely within the State of California. In the event any dispute is arbitrated, the prevailing Party (as determined by the arbiter(s)) shall be entitled to recover that Party's reasonable attorney's fees incurred (as determined by the arbiter(s)).

         IN WITNESS WHEREOF, this Consulting Agreement has been executed by the Parties as of the date first above written.


ZAP                                              CONSULTANT



/s/ Gary Starr                                   /s/ Marmar Salimian
- -----------------------                          ------------------------
    Gary Starr, CEO                                  Marmar Salimian

                                                                 Exhibit 4.1 (e)


                              CONSULTING AGREEMENT


         This Consulting Agreement (the "Consulting Agreement") made as of January 25, 2002, by and between Michael DeTomaso, 2781 W. MacArthur Blvd., Santa Ana, CA 92704, ("Consultant") and ZAP with offices at 117 Morris Street, Sebastopol, CA 95472 (the "Company").

                                   WITNESSETH

         WHEREAS, the Company requires and will continue to require consulting services relating to management, strategic planning and marketing in connection with its business; and

         WHEREAS, Consultant can provide the Company with strategic planning and marketing consulting services and is desirous of performing such services for the Company; and

         WHEREAS, the Company wishes to induce Consultant to provide these consulting services to the Company,

         NOW, THEREFORE, in consideration of the mutual covenants hereinafter stated, it is agreed as follows:

         1.       APPOINTMENT.
                  -----------

         The Company hereby engages Consultant and Consultant agrees to render services to the Company as a consultant upon the terms and conditions hereinafter set forth.

         2.       TERM.
                  ----

         The term of this Consulting Agreement began as of the date of this Agreement, and shall terminate on January 25, 2003, unless earlier terminated in accordance with paragraph 7 herein or extended as agreed to between the parties.

         3.       SERVICES.
                  --------

         During the term of this Agreement, Consultant shall provide advice to, undertake for and consult with the Company concerning management, contracts, consulting, strategic planning, corporate organization and structure, financial matters in connection with the operation of the businesses of the Company, expansion of services, acquisitions and business opportunities, and shall review and advise the Company regarding its overall progress, needs and condition. Consultant agrees to provide on a timely basis the following enumerated services plus any additional services contemplated thereby:

                  (a) The implementation of short-range and long-term strategic planning to fully develop and enhance the Company's assets, resources, products and services;

                  (b) The implementation of a marketing program to enable the Company to broaden the markets for its services and promote the image of the Company and its products and services;

                  (c) The identification, evaluation, structuring, negotiating and closing of joint ventures, strategic alliances, business acquisitions and advice with regard to the ongoing managing and operating of such acquisitions upon consummation thereof.

                  (d) Advice and recommendations regarding corporate financing including the structure, terms and content of bank loans, institutional loans, private debt funding, mezzanine financing, blind pool financing and other preferred and common stock private or public financing

         4.       DUTIES OF THE COMPANY.
                  ---------------------

         The Company shall provide Consultant, on a regular and timely basis, with all approved data and information about it, its subsidiaries, its management, its products and services and its operations as shall be reasonably requested by Consultant, and shall advise Consultant of any facts which would affect the accuracy of any data and information previously supplied pursuant to this paragraph. The Company shall promptly supply Consultant with full and complete copies of all financial reports, all fillings with all federal and state securities agencies; with full and complete copies of all stockholder reports; with all data and information supplied by any financial analyst, and with all brochures or other sales materials relating to its products or services.

         5.       COMPENSATION.
                  ------------

         The Company will immediately grant Consultant the option to purchase 10,000 shares of the Company's Common Stock with the exercise price at $0.20 per share, which option shall expire on January 25, 2003 at 5:00 P.M. P.S.T. The number of shares herein are subject to the anti-dilution provisions of the corresponding option which is being issued in conjunction with this Agreement. Consultant in providing the foregoing services, shall be reimbursed for any pre-approved out-of-pocket costs, including, without limitation, travel, lodging, telephone, postage and Federal Express charges.

         6.       REPRESENTATION AND INDEMNIFICATION.
                  ----------------------------------

         The Company shall be deemed to have been made a continuing representation of the accuracy of any and all facts, material information and data which it supplies to Consultant and acknowledges its awareness that Consultant will rely on such continuing representation in disseminating such information and otherwise performing its advisory functions. Consultant in the absence of notice in writing from the Company, will rely on the continuing accuracy of material, information and data supplied by the Company. Consultant represents that he has knowledge of and is experienced in providing the aforementioned services.

         7.       MISCELLANEOUS.
                  -------------

         Termination: This Agreement may be terminated by either Party upon written notice to the other Party for any reason which shall be effective five
(5)  business  days  from  the  date of such  notice.  This  Agreement  shall be
terminated   immediately  upon  written  notice  for  material  breach  of  this
Agreement.

         Modification:   This   Consulting   Agreement  sets  forth  the  entire
understanding of the Parties with respect to the subject matter hereof. This Consulting Agreement may be amended only in writing signed by both Parties.

         Notices: Any notice required or permitted to be given hereunder shall be in writing and shall be mailed or otherwise delivered in person or by facsimile transmission at the address of such Party set forth above or to such other address or facsimile telephone number as the Party shall have furnished in writing to the other Party.

         Waiver: Any waiver by either Party of a breach of any provision of this Consulting Agreement shall not operate as or be construed to be a waiver of any other breach of that provision or of any breach of any other provision of this Consulting Agreement. The failure of a Party to insist upon strict adherence to any term of this Consulting Agreement on one or more occasions will not be considered a waiver or deprive that Party of the right thereafter to insist upon adherence to that term of any other term of this Consulting Agreement.

         Assignment: The Options under this Agreement are assignable at the discretion of the Consultant.

         Severability: If any provision of this Consulting Agreement is invalid, illegal, or unenforceable, the balance of this Consulting Agreement shall remain in effect, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances.

         Disagreements: Any dispute or other disagreement arising from or out of this Consulting Agreement shall be submitted to arbitration under the rules of the American Arbitration Association and the decision of the arbiter(s) shall be enforceable in any court having jurisdiction thereof. Arbitration shall occur only in Orange County, CA. The interpretation and the enforcement of this Agreement shall be governed by California Law as applied to residents of the State of California relating to contracts executed in and to be performed solely within the State of California. In the event any dispute is arbitrated, the prevailing Party (as determined by the arbiter(s)) shall be entitled to recover that Party's reasonable attorney's fees incurred (as determined by the arbiter(s)).

         IN WITNESS WHEREOF, this Consulting Agreement has been executed by the Parties as of the date first above written.



ZAP                                               CONSULTANT



/s/ Gary Starr                                    /s/ Michael DeTomaso
- -------------------------                         ----------------------------
Gary Starr, CEO                                   Michael DeTomaso